T. Rowe Price Exchange-Traded Funds, Inc. 485BPOS

Exhibit 99.(g)(1)

MASTER CUSTODIAN AGREEMENT

This Agreement is made as of March 6, 2020 (this “Agreement”), between each T. Rowe Price management investment company identified on Appendix A and each T. Rowe Price management investment company which becomes a party to this Agreement in accordance with the terms hereof (in each case, a “Fund”), including, if applicable, each series of the Fund identified on Appendix A and each series which becomes a party to this Agreement in accordance with the terms hereof, and STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company (the “Custodian”).

WITNESSETH:

Whereas, each Fund desires for the Custodian to provide certain custodial services relating to securities and other assets of the Fund;

Whereas, the Custodian is willing to provide the services upon the terms contained in this Agreement; and

Whereas, each series of each Fund is an exchange-traded fund and will issue and redeem shares of each Portfolio only in aggregations of Portfolio Interests (as defined in Section 8.1) known as “Creation Units,” generally in exchange for a basket of certain equity or fixed income securities and a specified cash payment, as more fully described in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio, when such documents become effective (collectively, the “Prospectus”).

Section 1. Definitions. In addition to terms defined in Section 4.1 (Rule 17f-5 and Rule 17f-7 related definitions) or elsewhere in this Agreement, (a) terms defined in the UCC have the same meanings herein as therein and (b) the following other terms have the following meanings for purposes of this Agreement:

“1940 Act” means the Investment Company Act of 1940, as amended from time to time.

“Board” means, in relation to a Fund, the board of directors, trustees or other governing body of the Fund.

“Client Publications” means the general client publications of State Street Bank and Trust Company available from time to time to clients and their investment managers.

“Deposit Account Agreement” means the Deposit Account Agreement and Disclosure, as may be amended from time to time, issued by the Custodian and available on the Custodian’s internet customer portal, “my.statestreet.com“.

“Domestic securities” means securities held within the United States.

“Foreign securities” means securities held primarily outside of the United States.

“Held outside of the United States” means not held within the United States.

“Held within the United States” means (a) in relation to a security or other financial asset, the security or other financial asset (i) is a certificated security registered in the name of the Custodian or its sub-custodian, agent or nominee or is endorsed to the Custodian or its sub-custodian, agent or nominee or in blank and the security certificate is located within the United States, (ii) is an uncertificated security or other financial asset registered in the name of the Custodian or its sub-custodian, agent or nominee at an office located in the United States, or (iii) has given rise to a security entitlement of which the Custodian or its sub-custodian, agent or nominee is the entitlement holder against a U.S. Securities System or another securities intermediary for which the securities intermediary’s jurisdiction is within the United States, and (b) in relation to cash, the cash is maintained in a deposit account denominated in U.S. dollars with the banking department of the Custodian or with another bank or trust company’s office located in the United States.

“Investment Advisor” means, in relation to a Portfolio, the investment manager or investment advisor of the Fund.

“On book currency” means (a) U.S. dollars or (b) a foreign currency that, when credited to a deposit account of a customer maintained in the banking department of the Custodian or an Eligible Foreign Custodian, the Custodian maintains on its books as an amount owing as a liability by the Custodian to the customer.

“Portfolio” means (a) in relation to a Fund that is a series organization, a series of the Fund and (b) in relation to a Fund that is not a series organization, the Fund itself.

“Proper Instructions” means instructions in accordance with Section 9 received by the Custodian from a Fund, the Fund’s Investment Advisor, or an individual or organization duly authorized by the Fund or the Investment Advisor. The term includes standing instructions.

“SEC” means the U.S. Securities and Exchange Commission.

“Series organization” means a corporation that, pursuant to the statute under which the corporation is organized, has the following characteristics: (a) the articles of incorporation provide for creation by the corporation of one or more series (however denominated) with respect to specified property of the organization, and provides for records to be maintained for each series that identify the property of or associated with the series, (b) debt incurred or existing with respect to the activities of, or property of or associated with a particular series is enforceable against the property of or associated with the series only, and not against the property of or associated with the corporation or of other series of the corporation, and (c) debt incurred or existing with respect to the activities or property of the organization is enforceable against the property of the corporation only, and not against the property of or associated with any series of the corporation.

“UCC” means the Uniform Commercial Code of the Commonwealth of Massachusetts as in effect from time to time.

“Underlying Portfolios” means a group of investment companies as defined in Section 12(d)(1)(F) of the 1940 Act.

“Underlying Shares” means shares or other securities, issued by a U.S. issuer, of Underlying Portfolios and other registered “investment companies” (as defined in Section 3(a)(1) of the 1940 Act), whether or not in the same “group of investment companies” (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act).

“Underlying Transfer Agent” means State Street Bank and Trust Company or such other organization which may from time to time be appointed by the Fund to act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions.

“U.S. Securities System” means a securities depository or book-entry system authorized by the U.S. Department of the Treasury or a “clearing corporation” as defined in Section 8-102 of the UCC.

Section 2.   Employment of Custodian.

Section 2.1   General. Each Fund hereby employs the Custodian as a custodian of (a) securities and cash of each of the Portfolios and (b) other assets of each of the Portfolios that the Custodian agrees to treat as financial assets. Each Fund, on behalf of each of its Portfolios, agrees to deliver to the Custodian (i) all securities and cash of the Portfolios, (ii) all other assets of each Portfolio that the Fund desires the Custodian, and the Custodian is willing, to treat as a financial asset, and (iii) all cash and other proceeds of the securities and financial assets held in custody under this Agreement. The holding of confirmation statements or similar legal documents that identify Underlying Shares or other financial assets as being recorded in the Custodian’s name on behalf of the Portfolios will be custody for purposes of this Section 2.1. This Agreement does not require the Custodian to accept an asset that is not a security for custody hereunder or to treat any asset that is not a security as a financial asset if such acceptance or treatment would violate applicable law or applicable written policies or procedures of the Custodian.

Section 2.2   Sub-custodians. Upon receipt of Proper Instructions, the Custodian shall on behalf of a Fund appoint one or more banks, trust companies or other entities located in the United States and designated in the Proper Instructions to act as a sub-custodian for the purposes of effecting such transactions as may be designated by the Fund in the Proper Instructions. The Custodian may place and maintain each Fund’s foreign securities with foreign banking institution sub-custodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of Sections 4 and 5. An entity acting in the capacity of Underlying Transfer Agent is not an agent or sub-custodian of the Custodian for purposes of this Agreement.

Section 2.3   Relationship. With respect to securities and other financial assets, the Custodian is a securities intermediary and the Portfolio is the entitlement holder. With respect to cash maintained in a deposit account and denominated in an “on book” currency, the Custodian is a bank and the Portfolio is the bank’s customer. If cash is maintained in a deposit account with a bank other than the Custodian and the cash is denominated in an “on book” currency, the Custodian is that bank’s customer. The Custodian agrees to treat the claim to the cash as a financial asset for the benefit of the Portfolio. The Custodian does not otherwise agree to treat cash as financial asset. The duties of the Custodian as securities intermediary and bank set forth in the UCC are varied by the terms of this Agreement to the extent that the duties may be varied by agreement under the UCC.

Section 3.	Activities of The Custodian With respect to Property Held in the United States.

Section 3.1   Holding Securities. The Custodian may deposit and maintain securities or other financial assets of a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 under the 1940 Act. Upon receipt of Proper Instructions on behalf of a Portfolio, the Custodian shall establish and maintain a segregated account or accounts for and on behalf of the Portfolio and into which account or accounts may be transferred cash or securities and other financial assets, including securities and financial assets maintained in a U.S. Securities System. The Custodian shall hold and physically segregate for the account of each Portfolio all securities and other financial assets held by the Custodian in the United States, including all domestic securities of the Portfolio, other than (a) securities or other financial assets maintained in a U.S. Securities System and (b) Underlying Shares maintained pursuant to Section 3.6 in an account of an Underlying Transfer Agent. The Custodian may at any time or times in its discretion appoint any other bank or trust company, qualified under the 1940 Act to act as a custodian, as the Custodian’s agent to carry out such of the provisions of this Section as the Custodian may from time to time direct. The appointment of any agent shall not relieve the Custodian of any of its duties hereunder. The Custodian may at any time or times in its discretion remove the bank or trust company as the Custodian’s agent.

Section 3.2   Registration of Securities. Domestic securities or other financial assets held by the Custodian and that are not bearer securities shall be registered in the name of the applicable Portfolio or in the name of any nominee of a Fund on behalf of the Portfolio or of any nominee of the Custodian, or in the name or nominee name of any agent or any sub-custodian permitted hereby. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in “street name” or other good delivery form. However, if a Fund directs the Custodian to maintain securities or other financial assets in “street name,” the Custodian shall utilize commercially reasonable efforts only to timely collect income due the Fund on the securities and other financial assets and to promptly and timely notify the Fund of relevant issuer actions including, without limitation, corporate actions, pendency of calls, maturities, tender or exchange offers.

Section 3.3   Bank Accounts. The Custodian shall open and maintain upon the terms of the Deposit Account Agreement a separate deposit account or accounts in the United States in the name of each Portfolio, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement. The Custodian shall credit to the deposit account or accounts, subject to the provisions hereof, all cash received by the Custodian from or for the account of the Portfolio, other than cash maintained by the Portfolio in a deposit account established and used in accordance with Rule 17f-3 under the 1940 Act. Each such account shall constitute a “deposit account” of which such Portfolio is the “customer,” as such terms are defined in the UCC. Funds held by the Custodian for a Portfolio may be deposited by the Custodian to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that (a) every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and (b) each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio of a Fund be approved by vote of a majority of the Fund’s Board. The funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

Section 3.3A   Determination of FUND Deposit, etc. Subject to and in accordance with the directions of the Investment Advisor, the Custodian shall determine for each Portfolio after the end of each trading day on the New York Stock Exchange (the “NYSE”), in accordance with the respective Portfolio’s policies and in accordance with the procedures set forth in the Prospectus or other Fund policies and procedures which are communicated to the Custodian, (i) the identity and weighting of the securities required to purchase a Creation Unit aggregation of Underlying Shares of such Portfolio on such date (“Deposit Securities”) and the securities to be received in connection with a redemption of a Creation Unit aggregation of such Underlying Shares on such date (“Fund Securities”) (each as defined in the Prospectus), (ii) the difference between the value of Deposit Securities, on the one hand, and the aggregate NAV of a Creation Unit, on the other hand (“Cash Component”) (as defined in the Prospectus), (iii) the difference between the value of Fund Securities and the aggregate NAV of a Creation Unit (“Cash Redemption Amount”), (as described in the Prospectus) required for the issuance or redemption, as the case may be, of Portfolio Interests in Creation Unit aggregations of such Portfolio on such date, and (iv), as applicable, plus or minus the fees imposed by the Fund on purchases and, if different on redemptions, of Creation Unit aggregations of such Portfolio on such day (“Transaction Fee”). The Custodian shall provide or cause to be provided this information to the Portfolios’ distributor and other persons as instructed according to the policies established by the Board and/or instructions from an officer of the Fund or the Investment Advisor and shall disseminate such information on each day that the NYSE is open, including through the facilities of the National Securities Clearing Corporation (the “NSCC”), prior to the opening of trading on the NYSE.

Section 3.3B.   Allocation of Deposit Security Shortfalls. Each Fund acknowledges that the Custodian maintains only one account on the books of the NSCC for the benefit of all exchange traded funds for which the Custodian serves as custodian, including the Fund (collectively, the “ETF Custody Clients”). In the event that (a) two or more ETF Custody Clients require delivery of the same Deposit Security in order to purchase a Creation Unit, and (b) the NSCC, pursuant to its Continuous Net Settlement system, delivers to the Custodian’s NSCC account less than the full amount of such Deposit Security necessary to satisfy in full each affected ETF Custody Client’s required amount (a “Common Deposit Security Shortfall”), then, until all Common Deposit Security Shortfalls for a given Deposit Security are satisfied in full, the Custodian will allocate to each affected ETF Custody Client, on a pro rata basis, securities and/or cash received in the Custodian’s NSCC account relating to such shortfall, first to satisfy any prior unsatisfied Common Deposit Security Shortfall, and then to satisfy the current Common Deposit Security Shortfall.

SECTION 3.4   COLLECTION OF INCOME. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 3.2, the Custodian shall collect on a timely basis all income and other payments with respect to the securities and other financial assets and to which a Portfolio shall be entitled either by law or pursuant to custom in the securities business. The Custodian shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, the securities are held by the Custodian or its agent, and shall credit such income, as collected, to such Portfolio’s custodian account. The Custodian shall present for payment all income items requiring presentation as and when they become due and shall collect interest when due on securities and other financial assets held hereunder.

SECTION 3.5   DELIVERY OUT. The Custodian shall release and deliver out domestic securities and other financial assets of a Portfolio held in a U.S. Securities System, or in an account at the Underlying Transfer Agent, only upon receipt of, and in accordance with, Proper Instructions on behalf of the applicable Portfolio, specifying the domestic securities or financial assets held in the United States to be delivered out and the person or persons to whom delivery is to be made. The Custodian shall pay out cash of a Portfolio upon receipt of, and in accordance with, Proper Instructions on behalf of the applicable Portfolio, specifying the amount of the payment and the person or persons to whom the payment is to be made.

SECTION 3.6   DEPOSIT OF FUND ASSETS WITH THE UNDERLYING TRANSFER AGENT. Underlying Shares of a Fund, on behalf of a Portfolio, shall be deposited and held in an account or accounts maintained with an Underlying Transfer Agent. The Custodian’s only responsibilities with respect to the Underlying Shares shall be limited to the following:

1)	Upon receipt of a confirmation or statement from an Underlying Transfer Agent that the Underlying Transfer Agent is holding or maintaining Underlying Shares in the name of the Custodian (or a nominee of the Custodian) for the benefit of a Portfolio, the Custodian shall identify by book-entry that the Underlying Shares are being held by it as custodian for the benefit of the Portfolio.

2)	Upon receipt of Proper Instructions to purchase Underlying Shares for the account of a Portfolio, the Custodian shall pay out cash of the Portfolio as so directed to purchase the Underlying Shares and record the payment from the account of the Portfolio on the Custodian’s books and records.

3)	Upon receipt of Proper Instructions for the sale or redemption of Underlying Shares for the account of a Portfolio, the Custodian shall transfer the Underlying Shares as so directed to sell or redeem the Underlying Shares, record the transfer from the account of the Portfolio on the Custodian’s books and records and, upon the Custodian’s receipt of the proceeds of the sale or redemption, record the receipt of the proceeds for the account of such Portfolio on the Custodian’s books and records.

SECTION 3.7 PROXIES. The Custodian shall cause to be promptly executed by the registered holder of domestic securities or other financial assets held in the United States of a Portfolio, if the securities or other financial assets are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which the proxies are to be voted, and shall promptly deliver to the Fund such proxies, all proxy soliciting materials and all notices relating to the securities or other financial assets.

SECTION 3.8 COMMUNICATIONS. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 3.2, the Custodian shall transmit promptly to the applicable Fund for each Portfolio all written information received by the Custodian from issuers of the securities and other financial assets being held for the Portfolio. The Custodian shall transmit promptly to the applicable Fund all written information received by the Custodian from issuers of the securities and other financial assets whose tender or exchange is sought and from the party or its agent making the tender or exchange offer. The Custodian shall also transmit promptly to the applicable Fund for each Portfolio all written information received by the Custodian regarding any class action or other collective litigation relating to Portfolio securities or other financial assets issued in the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. The Custodian does not support class-action participation by a Fund beyond such forwarding of written information received by the Custodian except as may otherwise be mutually agreed to in writing between the Custodian and a Fund.

SECTION 4.      PROVISIONS RELATING TO RULES 17F-5 AND 17F-7.

SECTION 4.1.   DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country. The factors include but are not limited to risks arising from the country’s political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country); prevailing or developing custody, tax and settlement practices; nationalization, expropriation or other government actions; currency restrictions, devaluations or fluctuations; market conditions affecting the orderly execution of securities transactions or the value of assets; the regulation of the banking and securities industries, including changes in market rules; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

“Covered Foreign Country” means a country listed on Schedule A, which list of countries may be amended from time to time at the request of any Fund and with the agreement of the Foreign Custody Manager.

“Eligible Foreign Custodian” has the meaning set forth in Section (a)(1) of Rule 17f-5.

“Eligible Securities Depository” has the meaning set forth in Section (b)(1) of Rule 17f-7.

“Foreign Assets” means, in relation to a Portfolio, any of the Portfolio’s securities or other investments (including foreign currencies) for which the primary market is outside the United States, and any cash and cash equivalents that are reasonably necessary to effect transactions of the Portfolio in those investments.

“Foreign Custody Manager” has the meaning set forth in Section (a)(3) of Rule 17f-5.

“Foreign Securities System” means an Eligible Securities Depository listed on Schedule B.

“Rule 17f-5” means Rule 17f-5 promulgated under the 1940 Act.

“Rule 17f-7” means Rule 17f-7 promulgated under the 1940 Act.

SECTION 4.2.         THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

4.2.1   DELEGATION. Each Fund, in accordance with a resolution adopted by its Board, delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 4.2 with respect to Foreign Assets of the Portfolios held outside the United States. The Custodian hereby accepts such delegation. By giving at least 30 days’ prior written notice to the Fund, the Foreign Custody Manager may withdraw its acceptance of the delegated responsibilities generally or with respect to a Covered Foreign Country designated in the notice. Following the withdrawal, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund generally or, as the case may be, with respect to the Covered Foreign Country so designated.

4.2.2   EXERCISE OF CARE AS FOREIGN CUSTODY MANAGER. The Foreign Custody Manager shall exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Foreign Assets would exercise in performing the delegated responsibilities.

4.2.3   FOREIGN CUSTODY ARRANGEMENTS. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities only with respect to Covered Foreign Countries. The Foreign Custody Manager shall list on Schedule A for a Covered Foreign Country each Eligible Foreign Custodian selected by the Foreign Custody Manager to maintain the Foreign Assets of the Portfolios with respect to the Covered Foreign Country. The list of Eligible Foreign Custodians may be amended from time to time upon prior written notice in the sole discretion of the Foreign Custody Manager. This Agreement constitutes a Proper Instruction by a Fund, on behalf of each applicable Portfolio, to open an account, and to place and maintain Foreign Assets, for the Portfolio in each applicable Covered Foreign Country. The Fund, on behalf of the Portfolios, shall satisfy the account opening requirements for the Covered Foreign Country, and the delegation with respect to the Portfolio for the Covered Foreign Country will not be considered to have been accepted by the Custodian until that satisfaction. If the Foreign Custody Manager receives from the Fund Proper Instructions directing the Foreign Custody Manager to close the account, the delegation shall be considered withdrawn, and the Custodian shall immediately cease to be the Foreign Custody Manager with respect to the Portfolio for the Covered Foreign Country.

4.2.4   SCOPE OF DELEGATED RESPONSIBILITIES. Subject to the provisions of this Section 4.2, the Foreign Custody Manager may place and maintain Foreign Assets in the care of an Eligible Foreign Custodian selected by the Foreign Custody Manager in each applicable Covered Foreign Country. The Foreign Custody Manager shall determine that (a) the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by the Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1) and (b) the contract between the Foreign Custody Manager and the Eligible Foreign Custodian governing the foreign custody arrangements will satisfy the requirements of Rule 17f-5(c)(2). The Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with the Eligible Foreign Custodian and (ii) the performance of the contract governing the custody arrangements. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian are no longer appropriate, the Foreign Custody Manager shall so notify the Fund.

4.2.5   REPORTING REQUIREMENTS. The Foreign Custody Manager shall (a) report the withdrawal of Foreign Assets from an Eligible Foreign Custodian and the placement of Foreign Assets with another Eligible Foreign Custodian by providing to the Fund’s Board an amended Schedule A at the end of the calendar quarter in which the action has occurred, and (b) after the occurrence of any other material change in the foreign custody arrangements of the Portfolios described in this Section 4.2, make a written report to the Board containing a notification of the change.

4.2.6   REPRESENTATIONS. The Foreign Custody Manager represents to each Fund that it is a U.S. Bank as defined in Section (a)(7) of Rule 17f-5. Each Fund represents to the Custodian that its Board has (a) determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios and (b) considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets of each Portfolio in each Covered Foreign Country.

4.2.7   TERMINATION BY A PORTFOLIO OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. By giving at least 30 days’ prior written notice to the Custodian, a Fund, on behalf of a Portfolio, may terminate the delegation to the Custodian as the Foreign Custody Manager for the Portfolio. Following the termination, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Portfolio.

SECTION 4.3   MONITORING OF ELIGIBLE SECURITIES DEPOSITORIES. The Custodian shall (a) provide the Fund or its Investment Advisor with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B in accordance with Section (a)(1)(i)(A) of Rule 17f-7 and (b) monitor such risks on a continuing basis and promptly notify the Fund or its Investment Advisor of any material change in such risks, in accordance with Section (a)(1)(i)(B) of Rule 17f-7.

SECTION 5.      ACTIVITIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY HELD OUTSIDE THE UNITED STATES.

SECTION 5.1.   HOLDING SECURITIES. Foreign securities and other financial assets held outside of the United States shall be maintained in a Foreign Securities System in a Covered Foreign Country through arrangements implemented by the Custodian or an Eligible Foreign Custodian, as applicable, in the Covered Foreign Country. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities and other financial assets held by each Eligible Foreign Custodian or Foreign Securities System and shall provide such information, including a record of securities held by each Underlying Portfolio and such Underlying Portfolio’s respective interest therein, to a Portfolio and such other persons as a Portfolio may designate. The Custodian may hold foreign securities and other financial assets for all of its customers, including the Portfolios, with any Eligible Foreign Custodian in an account that is identified as the Custodian’s account for the benefit of its customers; provided however, that (a) the records of the Custodian with respect to foreign securities or other financial assets of a Portfolio maintained in the account shall identify those securities and other financial assets as belonging to the Portfolio and (b) to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities and other financial assets so held by the Eligible Foreign Custodian be held separately from any assets of the Eligible Foreign Custodian or of other customers of the Eligible Foreign Custodian.

SECTION 5.2.   REGISTRATION OF FOREIGN SECURITIES. Foreign securities and other financial assets held outside of the United States maintained in the custody of an Eligible Foreign Custodian and that are not bearer securities shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Eligible Foreign Custodian or in the name of any nominee of any of the foregoing. The Fund on behalf of the Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of the foreign securities or other financial assets. The Custodian or an Eligible Foreign Custodian reserves the right not to accept securities or other financial assets on behalf of a Portfolio under the terms of this Agreement unless the form of the securities or other financial assets and the manner in which they are delivered are in accordance with local market practice.

SECTION 5.3.   INDEMNIFICATION BY ELIGIBLE FOREIGN CUSTODIANS. Each contract pursuant to which the Custodian employs an Eligible Foreign Custodian shall, to the extent possible, require the Eligible Foreign Custodian to indemnify and hold harmless the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Eligible Foreign Custodian’s performance of its obligations. At a Fund’s election, a Portfolio shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against an Eligible Foreign Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolio has not been made whole for the loss, damage, cost, expense, liability or claim. In no event shall the Custodian be obligated to bring suit in its own name or to allow suit to be brought in its name, with respect to an Eligible Foreign Custodian.

Section 5.4 Bank Accounts.

5.4.1   GENERAL. The Custodian shall identify on its books as for the account of the applicable Portfolio the amount of cash (including cash denominated in foreign currencies) deposited with the Custodian. The Custodian shall maintain cash deposits in on book currencies on its balance sheet. The Custodian shall be liable for such balances. If the Custodian is unable to maintain, or market practice does not facilitate the maintenance for the Portfolio of a cash balance in a currency as an on book currency, a deposit account shall be opened and maintained by the Custodian outside the United States on behalf of the Portfolio with an Eligible Foreign Custodian. The Custodian shall not maintain the cash deposit on its balance sheet. The Eligible Foreign Custodian will be liable for such balance directly to the Portfolio. All deposit accounts referred to in this Section shall be subject only to draft or order by the Custodian or, if applicable, the Eligible Foreign Custodian acting pursuant to the terms of this Agreement. Cash maintained in a deposit account and denominated in an “on book” currency will be maintained under and subject to the laws of the Commonwealth of Massachusetts. The Custodian will not have any deposit liability for deposits in any currency that is not an “on book” currency.

5.4.2   Non-u.s. Branch and non-u.s. Dollar Deposits. In accordance with the laws of the Commonwealth of Massachusetts, the Custodian shall not be required to repay any deposit made at a non-U.S. branch of the Custodian or any deposit made with the Custodian and denominated in a non-U.S. dollar currency, if repayment of the deposit or the use of assets denominated in the non-U.S. dollar currency is prevented, prohibited or otherwise blocked due to (a) an act of war, insurrection or civil strife; (b) any action by a non-U.S. government or instrumentality or authority asserting governmental, military or police power of any kind, whether such authority be recognized as a de facto or a de jure government, or by any entity, political or revolutionary movement or otherwise that usurps, supervenes or otherwise materially impairs the normal operation of civil authority; or (c) the closure of a non-U.S. branch in order to prevent, in the reasonable judgment of the Custodian, harm to the employees or property of the Custodian.

Section 5.5.   Collection of Income. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which a Portfolio shall be entitled and shall credit such income, as collected, to the applicable Portfolio. If extraordinary measures are required to collect the income or payment, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

Section 5.6.   Transactions in foreign custody account.

5.6.1   Delivery Out. The Custodian or an Eligible Foreign Custodian shall release and deliver foreign securities or other financial assets held outside of the United States owned by a Portfolio and held by the Custodian or such Eligible Foreign Custodian, or in a Foreign Securities System account, only upon receipt of, and in accordance with, Proper Instructions, specifying the foreign securities to be delivered and the person or persons to whom delivery is to be made. The Custodian shall pay out, or direct the respective Eligible Foreign Custodian or the respective Foreign Securities System to pay out, cash of a Portfolio only upon receipt of, and in accordance with, Proper Instructions specifying the amount of the payment and the person or persons to payment is to be made.

5.6.2   Market conditions. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for the Foreign Assets from such purchaser or dealer.

5.6.3   Settlement Practices. The Custodian shall provide to each Board, Fund, or Investment Advisor the information with respect to custody and settlement practices in countries in which the Custodian employs an Eligible Foreign Custodian described on Schedule C at the time or times set forth on the Schedule. The Custodian may revise Schedule C from time to time, but no revision shall result in a Board being provided with substantively less information than had been previously provided on Schedule C.

Section 5.7   Shareholder or Bondholder Rights. The Custodian shall use reasonable commercial efforts to facilitate the exercise of voting and other shareholder and bondholder rights including delivery to the Fund of any proxies, proxy soliciting materials and all applicable notices, with respect to foreign securities and other financial assets held outside the United States, subject always to the laws, regulations and practical constraints that may exist in the country where the securities or other financial assets are issued. The Custodian may utilize Broadridge Financial Solutions, Inc. or another proxy service firm of recognized standing as its delegate to provide proxy services for the exercise of shareholder and bondholder rights. Local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of a Fund to exercise shareholder and bondholder rights.

SECTION 5.8.   COMMUNICATIONS. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials received by the Custodian through Eligible Foreign Custodians from issuers of the foreign securities and other financial asset assets being held outside the United States for the account of a Portfolio. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials so received by the Custodian from issuers of foreign securities whose tender or exchange is sought or from the party or its agent making the tender or exchange offer. The Custodian shall also transmit promptly to the Fund all written information received by the Custodian through Eligible Foreign Custodians from issuers of the foreign securities or other financial assets issued outside of the United States and being held for the account of the Portfolio regarding any class action or other collective litigation relating to the Portfolio’s foreign securities or other financial assets issued outside the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian via an Eligible Foreign Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. The Custodian does not support class-action participation by a Fund beyond such forwarding of written information received by the Custodian, except as may otherwise be mutually agreed to in writing between the Custodian and a Fund.

Section 6.      Foreign Exchange.

Section 6.1.   generally. Upon receipt of Proper Instructions, which for purposes of this section may also include security trade advices, the Custodian shall facilitate the processing and settlement of foreign exchange transactions. Such foreign exchange transactions do not constitute part of the services provided by the Custodian under this Agreement.

SECTION 6.2.   Fund Elections. Each Fund (or its Investment Advisor acting on its behalf) may elect to enter into and execute foreign exchange transactions with third parties that are not affiliated with the Custodian, with State Street Global Markets, which is the foreign exchange division of State Street Bank and Trust Company and its affiliated companies (“SSGM”), or with a sub-custodian. Where the Fund or its Investment Advisor gives Proper Instructions for the execution of a foreign exchange transaction using an indirect foreign exchange service described in the Client Publications, the Fund (or its Investment Advisor) instructs the Custodian, on behalf of the Fund, to direct the execution of such foreign exchange transaction to SSGM or, when the relevant currency is not traded by SSGM, to the applicable sub-custodian. The Custodian shall not have any agency (except as contemplated in preceding sentence), trust or fiduciary obligation to the Fund, its Investment Advisor or any other person in connection with the execution of any foreign exchange transaction. The Custodian shall have no responsibility under this Agreement for the selection of the counterparty to, or the method of execution of, any foreign exchange transaction entered into by the Fund (or its Investment Advisor acting on its behalf) or the reasonableness of the execution rate on any such transaction.

Section 6.3.   Fund acknowledgement. Each Fund acknowledges that in connection with all foreign exchange transactions entered into by the Fund (or its Investment Advisor acting on its behalf) with SSGM or any sub-custodian, SSGM and each such sub-custodian:

(i)	shall be acting in a principal capacity and not as broker, agent or fiduciary to the Fund or its Investment Advisor;

(ii)	shall seek to profit from such foreign exchange transactions, and are entitled to retain and not disclose any such profit to the Fund or its Investment Advisor; and

(iii)	shall enter into such foreign exchange transactions pursuant to the terms and conditions, including pricing or pricing methodology, (a) agreed with the Fund or its Investment Advisor from time to time or (b) in the case of an indirect foreign exchange service, (i) as established by SSGM and set forth in the Client Publications with respect to the particular foreign exchange execution services selected by the Fund or the Investment Advisor or (ii) as established by the sub-custodian from time to time.

Section 6.4.   Transactions by State Street. The Custodian or its affiliates, including SSGM, may trade based upon information that is not available to the Fund (or its Investment Advisor acting on its behalf), and may enter into transactions for its own account or the account of clients in the same or opposite direction to the transactions entered into with the Fund (or its Investment Manager), and shall have no obligation, under this Agreement, to share such information with or consider the interests of their respective counterparties, including, where applicable, the Fund or the Investment Advisor.

Section 6A.   Contractual Settlement Services (Purchase/Sales).

Section 6A.1   General. The Custodian shall, in accordance with the terms set out in this Section 6A, debit or credit the appropriate deposit account of each Portfolio on a contractual settlement basis in connection with the purchase of securities or other financial assets for the Portfolio or the receipt of the proceeds of the sale or redemption of securities or other financial assets.

Section 6A.2   Provision of Services. The services described in Section 6A.1 (the “Contractual Settlement Services”) shall be provided to such Portfolios as a Fund may from time to time request for the securities and other financial assets and in such markets as the Custodian may advise from time to time. The Custodian may terminate or suspend any part of the provision of the Contractual Settlement Services at its sole discretion immediately upon notice to the applicable Fund on behalf of each Portfolio, including, without limitation, in the event of force majeure events affecting settlement, any disorder in markets, or other changed external business circumstances affecting the markets or the Fund.

Section 6A.3   Purchase Consideration. The consideration payable in connection with a purchase transaction shall be debited from the appropriate deposit account of the Portfolio as of the time and date that funds would ordinarily be required to settle the transaction in the applicable market. The Custodian shall promptly recredit the amount at the time that the Portfolio or the Fund notifies the Custodian by Proper Instruction that the transaction has been canceled.

Section 6A.4   Sales and Redemptions. A provisional credit of an amount equal to the net sale price for a sale or redemption of securities or other financial assets shall be made to the account of the Portfolio as if the amount had been received as of the close of business on the date on which good funds would ordinarily be immediately available in the applicable market. The provisional credit will be made conditional upon the Custodian having received Proper Instructions with respect to, or reasonable notice of, the transaction, as applicable; and the Custodian or its agent having possession of the securities of other financial assets (excluding financial assets subject to any third party lending arrangement entered into by a Portfolio) associated with the transaction in good deliverable form and not being aware of any facts which would lead the Custodian or its agent to believe that the transaction will not settle in the time period ordinarily applicable to such transactions in the applicable market.

Section 6A.5.   Reversals of Provisional Credits or Debits. The Custodian shall have the right to reverse any provisional credit or debit given in connection with the Contractual Settlement Services at any time when the Custodian believes, in its reasonable judgment, that such transaction will not settle in accordance with its terms or amounts due pursuant thereto, will not be collectable or where the Custodian has not been provided Proper Instructions with respect thereto, as applicable. The Portfolio shall be responsible for any costs or liabilities resulting from such reversal. Upon such reversal, a sum equal to the credited or debited amount shall become immediately payable by the Portfolio to the Custodian and may be debited from any deposit or other account held for benefit of the Portfolio.

Section 7.   Tax Services.

SECTION 7.1   FUND INFORMATION. Each Fund will provide documentary evidence of its tax domicile, organizational specifics and other documentation and information as may be required by the Custodian from time to time for tax purposes, including, without limitation, information relating to any special ruling or treatment to which the Fund may be entitled that is not applicable to the general nationality and category of person to which the Fund belongs under general laws and treaty obligations and documentation and information required in relation to countries where the Fund engages or proposes to engage in investment activity or where Portfolio assets are or will be held.

The provision of such documentation and information shall be deemed to be a Proper Instruction, upon which the Custodian shall be entitled to rely and act. In giving such documentation and information, the Fund represents and warrants that it is true and correct in all material respects and that it will promptly provide the Custodian with all necessary corrections or updates upon becoming aware of any changes or inaccuracies in the documentation or information supplied.

Section 7.2   Tax Responsibility. The Fund shall be liable for all taxes (including Taxes, as defined below) relating to its investment activity, including with respect to any cash or securities held by the Custodian on behalf of the Fund or any transactions related thereto. Subject to compliance by the Fund with its obligations under Section 7.1, the Custodian shall withhold (or cause to be withheld) the amount of any Tax which is required to be withheld under applicable law in connection with the collection on behalf of the Fund pursuant to this Agreement of any dividend, interest income or other distribution with respect to any security and the proceeds or income from the sale or other transfer of any security held by the Custodian. If any Taxes become payable with respect to any prior payment made to the Fund by the Custodian or otherwise, the Custodian may apply any credit balance in the Fund’s deposit account to the extent necessary to satisfy such Tax obligation. The Custodian shall reasonably facilitate each Fund’s fulfillment of tax obligations, such as executing ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to securities of each Portfolio held by it and in connection with transfers of securities. The Fund shall remain liable for any tax deficiency. The Custodian is not liable for any tax obligations relating to the Portfolio or the Fund, other than those Tax services as set out specifically in this Section 7. The Fund agrees that the Custodian is not, and shall not be deemed to be, providing tax advice or tax counsel. The capitalized terms “Tax” or “Taxes” means any withholding or capital gains tax, stamp duty, levy, impost, charge, assessment, deduction or related liability, including any addition to tax, penalty or interest imposed on or in respect of (i) cash or securities, (ii) the transactions effected under this Agreement, or (iii) the Fund.

Section 7.3   Tax relief. The Custodian will provide tax relief services in relation to designated markets as may be specified from time to time in the Client Publications. Subject to the preceding sentence and compliance by the Fund with its obligations under Section 7.1, the Custodian will file claims for exemptions, reductions of withholding tax, and refunds of any tax paid or tax credits which apply in each applicable market (domestic or foreign) in respect of income payments on securities for the benefit of the Fund. The Custodian shall provide information on reduction at source and tax reclaim processing in its Tax Entitlement Service Overview made available to the Fund on the Custodian’s customer portal, “my.statestreet.com.” The Custodian shall maintain tax entitlement accruals for possible tax benefits available in markets of investment and monitor tax entitlements and tax reclaim accruals based on existing situations in markets of investment with respect to the Fund’s entitlements. The Custodian shall facilitate communications to the Fund’s local tax consultants and Eligible Foreign Custodians with respect to reporting, payment and filing requirements regarding capital gains processing. Unless otherwise informed by the Fund, the Custodian shall be entitled to apply categorical treatment of the Fund according to its nationality, particulars of its organization and other relevant details supplied by the Fund.

SECTION 8. PAYMENTS FOR SALES OR REDEMPTIONS OF PORTFOLIO INTERESTS.

Section 8.1 Payment for Portfolio Interests Issued. The Custodian shall receive from the distributor of beneficial interests in a Portfolio (“Portfolio Interests”) of a Fund or from the Fund’s transfer agent (the “Transfer Agent”) and deposit into the account of the Portfolio such payments as are received for Portfolio Interests, in Creation Unit aggregations, issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of the Portfolio and the Transfer Agent of any receipt of the payments by the Custodian.

Section 8.2 Payment for Portfolio Interests Redeemed. Upon receipt of instructions from the Transfer Agent, the Custodian shall set aside funds and securities of a Portfolio to the extent available for payment to, or in accordance with the instructions of, Authorized Participants (as defined in the Prospectus) who have delivered to the Transfer Agent a request for redemption of their Portfolio Interests, in Creation Unit aggregations, which shall have been accepted by the Transfer Agent, the applicable Fund Securities (or such securities in lieu thereof as may be designated by the Investment Advisor in accordance with the Prospectus or other disclosure or governing documents of the Fund) for such Portfolio and the Cash Redemption Amount (as defined in the Prospectus or other disclosure or governing documents of the Fund), if applicable, less any applicable Redemption Transaction Fee (as defined in the Prospectus). The Custodian will transfer the applicable Fund Securities to or on the order of the Authorized Participant. Any cash redemption payment (less any applicable Redemption Transaction Fee) due to the Authorized Participant on redemption shall be effected through the Depository Trust Corporation (“DTC”) system or through wire transfer in the case of redemptions effected outside of the DTC system.

Section 9. Proper Instructions.

Section 9. 1 Form and Security Procedures. Proper Instructions may be in writing signed by the authorized individual or individuals or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed to from time to time by the Custodian and the individual or organization giving the instruction, provided that the Fund has followed any security procedures agreed to from time to time by the applicable Fund and the Custodian. The Custodian may agree to accept oral instructions, and in such case oral instructions will be considered Proper Instructions. The Fund shall cause all oral instructions to be confirmed in writing, provided that the Fund’s failure to do so shall not impact the Custodian’s authority to rely on such oral instructions. The Custodian shall only accept instructions from the person or persons on the current list of authorized persons as provided or agreed to by the Fund in writing and as may be amended from time to time.

Section 9.2 Reliance on Officer’s Certificate. Concurrently with the execution of this Agreement, and from time to time thereafter, as appropriate, each Fund shall deliver to the Custodian an officer’s certificate setting forth the names, titles, signatures and scope of authority of all individuals authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Fund. The certificate may be accepted and conclusively relied upon by the Custodian and shall be considered to be in full force and effect until receipt by the Custodian of a similar certificate to the contrary and the Custodian has had a reasonable time to act thereon.

Section 9.3 Untimely Proper Instructions. If the Custodian is not provided with reasonable time to execute a Proper Instruction (including any Proper Instruction not to execute, or any other modification to, a prior Proper Instruction), the Custodian will use good faith efforts to execute the Proper Instruction but will not be responsible or liable if the Custodian’s efforts are not successful (including any inability to change any actions that the Custodian had taken pursuant to the prior Proper Instruction).

Section 10. Actions Permitted Without Express Authority.

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each Portfolio:

1)	Make payments to itself or others for minor, normal, routine expenses to facilitate the settlement of securities transactions that are customary in the market in which the Fund trading and relating to its duties under this Agreement; provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

2)	Surrender securities or other financial assets in temporary form for securities or other financial assets in definitive form;

3)	Endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

4)	In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and other financial assets of the Portfolio except as otherwise directed by the applicable Board.

Section 11.	Duties of Custodian with Respect to the Books of Account and Calculation of net Asset Value and Net Income.

The Custodian shall cooperate with and supply necessary information to any organization appointed by the Board to keep the books of account of the Portfolio and compute the net asset value per Portfolio Interest of the outstanding Portfolio Interests or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and compute such net asset value per Portfolio Interest. The Custodian shall transmit the net asset value per share of each Portfolio to the Transfer Agent, the Distributor, the NYSE or such other national securities exchange as defined in Section 2(a)(26) of the 1940 Act on which a Fund is listed, and such other entities as directed in writing by the Fund. If and as so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Fund’s Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The Custodian shall on each day a Portfolio is open for the purchase or redemption of Portfolio Interests of such Portfolio compute the number of Portfolio Interests of each Deposit Security to be included in the current Fund Deposit (as defined in the Prospectus) and the Fund Securities and shall transmit such information to the NSCC. Each Fund acknowledges and agrees that, with respect to investments maintained with the Underlying Transfer Agent, the Underlying Transfer Agent is the sole source of information on the number of Portfolio Interests held by it on behalf of a Portfolio and that the Custodian has the right to rely on holdings information furnished by the Underlying Transfer Agent to the Custodian in performing its duties under this Agreement, including without limitation, the duties set forth in this Section 11 and in Section 12; provided, however, that the Custodian shall be obligated to reconcile information as to purchases and sales of Underlying Shares contained in trade instructions and confirmations received by the Custodian and to report promptly any discrepancies to the Underlying Transfer Agent. If and as so directed, the calculations of the net asset value per Portfolio Interest and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.

Section 12. Records.

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of each Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the Fund’s request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. In the event that the Custodian is requested or authorized by a Fund, or required by subpoena, administrative order, court order or other legal process, applicable law or regulation, or required in connection with any investigation, examination or inspection of the Fund by state or federal regulatory agencies, to produce the records of the Fund or the Custodian’s personnel as witnesses, the Fund agrees to pay the Custodian for the Custodian’s reasonable time and expenses, as well as the reasonable fees and expenses of the Custodian’s counsel, incurred in responding to such request, order or requirement. The Custodian shall, to the extent permitted by law, provide notice to the applicable Fund promptly (in view of all the facts and circumstances) after receipt of any request for records by an entity other than such Fund. The Custodian shall provide the applicable Fund with an update on the fees and expenses incurred in responding to any such requests for records.

Section 13. Fund’s independent Accountants; Reports.

Section 13.1 Opinions. The Custodian shall take all reasonable action, as a Fund with respect to a Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund’s independent accountants with respect to its activities hereunder in connection with the preparation of the Fund’s Form N-1A or Form N-2, as applicable, and Form N-CEN or other annual reports to the SEC and with respect to any other requirements thereof.

Section 13.2 Reports. Upon reasonable request of a Fund, the Custodian shall provide the Fund with a copy of the Custodian’s Service Organizational Control (SOC) 1 reports prepared in accordance with the requirements of AT section 801, Reporting on Controls at a Service Organization (formerly Statement on Standards for Attestation Engagements (SSAE) No. 16). The Custodian shall use commercially reasonable efforts to provide the Fund with such reports as the Fund may reasonably request or otherwise reasonably require to fulfill its duties under Rule 38a-1 of the 1940 Act or similar legal and regulatory requirements, as interpreted by the Investment Adviser.

Section 14. Custodian’s Standard of Care; Exculpation.

14.1  Standard of Care. In carrying out the provisions of this Agreement, the Custodian shall act in good faith, diligence, without negligence, and reasonable care (altogether, the “Standard of Care”) at all times in its performance of all services performed under this Agreement.

14.2  Reliance on Proper Instructions. The Custodian shall be entitled conclusively to rely and act upon Proper Instructions until the Custodian has received notice of any change from the Fund and has had a reasonable time to act thereon. The Custodian may act on a Proper Instruction if it reasonably believes that it contains sufficient information and may refrain from acting on any Proper Instructions until such time that it has determined, in its sole discretion, that is has received any required clarification or authentication of Proper Instructions. The Custodian may rely upon and shall be protected in acting upon any Proper Instruction or any other instruction, notice, request, consent, certificate or other instrument or paper reasonably believed by it in good faith to be genuine and to have been properly executed by or on behalf of the applicable Fund.

14.3       Other Reliance. The Custodian is authorized and instructed to rely upon the information that the Custodian receives from the Fund or any third party on behalf of the Fund. The Custodian shall have no responsibility to review, confirm or otherwise assume any duty with respect to the accuracy or completeness of any information supplied to it by or on behalf of any Fund The Custodian shall have no liability in respect of any loss, cost or expense incurred or sustained by the Fund arising from the performance of the Custodian’s duties hereunder in reliance upon records that were maintained for the Fund by any individual or organization, other than the Custodian, prior to the Custodian’s appointment as custodian hereunder. The Custodian shall be entitled to rely on and may act upon reasonable advice of reputable counsel (who may be counsel for the Fund) on all matters and shall be without liability for any good faith action reasonably taken or omitted pursuant to the advice in accordance with the Standard of Care. Unless otherwise agreed, the Custodian shall bear the cost of such advice of counsel.

14.4  Liability for Foreign Custodians and sub-custodians. The Custodian shall be liable for the acts or omissions of an Eligible Foreign Custodian and of any sub-custodian selected by the Custodian to the same extent as if the action or omission were performed by the Custodian itself, taking into account the facts and circumstances and the established local market practices and laws prevailing in the particular jurisdiction in which the Fund elects to invest.

14.5  Insolvency and Country Risk. The Custodian shall in no event be liable for (a) the insolvency of any Eligible Foreign Custodian, (b) the insolvency of any depositary bank maintaining in a deposit account cash denominated in any currency other than an “on book” currency, or (c) any loss, cost or expense incurred or sustained by a Fund or Portfolio resulting from or caused by Country Risk.

14.6  Force Majeure and Third Party Actions. The Custodian shall be without responsibility or liability to any Fund or Portfolio for : (a) events or circumstances beyond the reasonable control of the Custodian, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any currency or securities market or system, power or other mechanical or technological failures or interruptions, work stoppages, natural disasters, acts of war, revolution, riots or terrorism or other similar force majeure events or acts; (b) errors by any Fund, its Investment Advisor or any other duly authorized person in their instructions to the Custodian; (c) the insolvency of or acts or omissions by a U.S. Securities System, Foreign Securities System, Underlying Transfer Agent or unaffiliated domestic sub-custodian designated pursuant to Section 2.2; (d) the failure of any Fund, its Investment Advisor, Portfolio or any duly authorized individual or organization to adhere to the Custodian’s operational policies and procedures; (e) any delay or failure of any broker, agent, securities intermediary or other intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian’s sub-custodian or agent securities or other financial assets purchased or in the remittance or payment made in connection with securities or other financial assets sold; (f) any delay or failure of any organization in charge of registering or transferring securities or other financial assets in the name of the Custodian, any Fund, any Portfolio, the Custodian’s sub-custodians, nominees or agents including non-receipt of bonus, dividends and rights and other accretions or benefits; (g) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security, other financial asset, U.S. Securities System or Foreign Securities System; and (h) the effect of any provision of any law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

14.7  Indirect/special/consequential damages. Notwithstanding any other provision set forth herein, in no event shall the Custodian or a Fund be liable for any special, indirect, incidental, punitive or consequential damages of any kind whatsoever (including, without limitation, lost profits) with respect to the services provided pursuant to this Agreement or a breach of this Agreement, regardless of whether either party has been advised of the possibility of such damages.

14.8  Delivery of Property. The Custodian shall not be responsible for any securities or other assets of a Portfolio which are not received by the Custodian or which are delivered out in accordance with Proper Instructions. The Custodian shall not be responsible for the title, validity or genuineness of any securities or other assets or evidence of title thereto received by it or delivered by it pursuant to this Agreement.

14.9  No Investment Advice. The Custodian has no responsibility to monitor or oversee the investment activity undertaken by a Fund or its Investment Advisor or by an Portfolio. The Custodian has no duty to ensure or to inquire whether an Investment Advisor complies with any investment objectives or restrictions agreed upon between a Fund and the Investment Advisor or whether the Investment Advisor complies with its legal obligations under applicable securities laws or other laws, including laws intended to protect the interests of investors. The Custodian shall neither assess nor take any responsibility or liability for the suitability or appropriateness of the investments made by a Fund or a Portfolio or on its behalf.

14.10  Communications. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with securities or other financial assets of a Portfolio at any time held by the Custodian unless (a) the Custodian or the Eligible Foreign Custodian is in actual possession of such securities or other financial assets, (b) the Custodian receives Proper Instructions with regard to the exercise of the right or power, and (c) both of the conditions referred to in the foregoing clauses (a) and (b) have been satisfied at least three business days prior to the date on which the Custodian is to take action to exercise the right or power.

14.11  Loaned Securities. Income due to each Portfolio on securities or other financial assets loaned shall be the responsibility of the applicable Fund. The Custodian will have no duty or responsibility in connection with loaned securities or other financial assets, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is entitled, unless otherwise mutually agreed to between the parties.

14.12  Trade Counterparties. A Fund’s receipt of securities or other financial assets from a counterparty in connection with any of its purchase transactions and its receipt of cash from a counterparty in connection with any sale or redemption of securities or other financial assets will be at the Fund’s sole risk, and the Custodian shall not be obligated to make demands on the Fund’s behalf if the Fund’s counterparty defaults. If a Fund’s counterparty fails to deliver securities, other financial assets or cash, the Custodian will, as its sole responsibility, notify the Fund’s Investment Advisor of the failure within a reasonable time after the Custodian became aware of the failure.

14.13  Liability for Payment In Advance of Receipt of Securities Purchased. In any and every case where payment for purchase of domestic securities for the account of a Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of Proper Instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

Section 15. Compensation and Indemnification of Custodian; Security Interest.

Section 15.1 Compensation. The Custodian shall be entitled to reasonable compensation for its services and expenses as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

Section 15.2 Indemnification. Each Portfolio, severally and not jointly, agrees to indemnify the Custodian and to hold the Custodian harmless from and against any direct loss, cost, or expense sustained or incurred by the Custodian in acting or omitting to act under or in respect of this Agreement if the Custodian acts or omits to act in accordance with its Standard of Care, including, without limitation, (a) the Custodian’s compliance with Proper Instructions and (b) in connection with the provision of services to a Fund pursuant to Section 7, any obligations, including taxes, withholding and reporting requirements, claims for exemption and refund, additions for late payment, interest, penalties and other expenses, that may be assessed against the Fund, the Portfolio or the Custodian as custodian of the assets of the Fund or the Portfolio. If a Fund on behalf of a Portfolio instructs the Custodian to take any action with respect to securities or other financial assets, and the action involves the payment of money or may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable therefor, the Fund on behalf of the Portfolio, as a prerequisite to the Custodian taking the action, shall provide to the Custodian at the Custodian’s request such further indemnification in an amount and form satisfactory to the Custodian.

Section 15.3 Security Interest. Each Fund hereby grants to the Custodian, to secure the payment and performance of the Fund’s obligations under this Agreement, whether contingent or otherwise, a security interest in and right of recoupment and setoff against all cash and all securities and other financial assets at any time held for the account of a Portfolio by or through the Custodian. The obligations include, without limitation, the Fund’s obligations to reimburse the Custodian if the Custodian or any of its affiliates, subsidiaries or agents advances cash or securities or other financial assets to the Fund for any purpose (including but not limited to settlements of securities or other financial assets, foreign exchange contracts and assumed settlement), or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee’s own negligence, as well as the Fund’s undisputed obligation to compensate the Custodian pursuant to Section 15.1 or indemnify the Custodian pursuant to Section 15.2. Should the Fund fail to reimburse or otherwise pay the Custodian any obligation under this Agreement promptly, the Custodian shall have the rights and remedies of a secured party under this Agreement, the UCC and other applicable law, including the right to utilize available cash and to sell or otherwise dispose of the Portfolio’s assets to the extent necessary to obtain payment or reimbursement. The Custodian may at any time decline to follow Proper Instructions to deliver out cash, securities or other financial assets if the Custodian determines in its reasonable discretion that, after giving effect to the Proper Instructions, the cash, securities or other financial assets remaining will not have sufficient value fully to secure the Fund’s payment or reimbursement obligations, whether contingent or otherwise.

Section 16. Effective Period and Termination.

Section 16.1 Term. This Agreement shall remain in full force and effect for an initial term ending June 30, 2023. After the expiration of the Initial Term, this Agreement shall automatically renew for successive one-year terms unless a written notice of non-renewal is delivered by the non-renewing party no later than ninety (90) days prior to the expiration of the initial term or any renewal term, as the case may be. A written notice of non-renewal may be given as to a Fund or a Portfolio.

Section 16.2 Termination. Either party may terminate this Agreement as to a Fund or a Portfolio: (a) in the event of the other party’s material breach of a material provision of this Agreement that the other party has either failed to cure, or failed to establish a remedial plan to cure that is reasonably acceptable to the non-breaching party, within 45 days’ written notice being given by the non-breaching party of the breach, or (b) in the event of the appointment of a conservator or receiver for the other party, the commencement by or against the other party of a bankruptcy or insolvency case or proceeding, or upon the happening of a like event to the other party at the direction of an appropriate agency or court of competent jurisdiction. A Fund may also terminate this Agreement as to the Fund or a Portfolio in the event of a Change of Control of the Custodian. For purposes hereof, “Change of Control” means the occurrence of a transaction or a series of transactions by which a person: (i) acquires the direct or indirect ownership of a majority of the Custodian’s outstanding capital stock (or other form of equity interests) including by merger or otherwise; (ii) obtains the voting power to elect a majority of the directors of the Custodian’s board of directors (or other similar governing body); or (iii) acquires or exclusively licenses directly or indirectly all or substantially all of a Custodian’s assets that are the subject matter of this Agreement, for example, the sale of any of Custodian’s ETF custody, ETF accounting, or other ETF services businesses.

Section 16.3 Payments owing to the custodian. Upon termination of this Agreement pursuant to Section 16.1 or 16.2 with respect to any Fund or Portfolio, the applicable Fund shall pay to the Custodian any compensation then due and shall reimburse the Custodian for its other fees, expenses and charges. In the event of any Fund’s termination of this Agreement with respect to such Fund or a Portfolio of the Fund for any reason other than as set forth in Section 16.1 or 16.2 or (b) a transaction not in the ordinary course of business pursuant to which the Custodian is not retained to continue providing services hereunder to a Fund or Portfolio (or its respective successor), the applicable Fund shall pay to the Custodian any compensation due through the end of the then-current term (based upon the average monthly compensation previously earned by the Custodian with respect to the Fund or Portfolio) and shall reimburse the Custodian for its other fees, expenses and charges. Upon receipt of such payment and reimbursement, the Custodian will deliver the Fund’s or Portfolio’s cash and its securities and other financial assets as set forth in Section 17.

Section 16.4 Exclusions. No payment will be required pursuant to clause (b) of Section 16.3 in the event of any transaction consisting of (a) the liquidation or dissolution of a Fund or a Portfolio and distribution of the Fund’s or Portfolio’s assets as a result of the Board’s determination in its reasonable business judgment that such liquidation or dissolution is in the best interests of the Fund or Portfolio, (b) a merger of a Fund or Portfolio into, or the consolidation of a Fund or Portfolio with, another organization or series, or (c) the sale by a Fund or Portfolio of all or substantially all of its assets to another organization or series and, in the case of a transaction referred to in the foregoing clause (b) or (c) the Custodian is retained to continue providing services to the Fund or Portfolio (or its respective successor) on substantially the same terms as this Agreement.

Section 16.5 Effect of termination. Termination of this Agreement with respect to any one particular Fund or Portfolio shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio. Following termination with respect to a Fund or Portfolio, the Custodian shall have no further responsibility to forward information under Section 3.8 or 5.8. The provisions of Sections 7, 14, 15 and 17 of this Agreement shall survive termination of this Agreement.

Section 17. Successor Custodian.

Section 17.1 Successor Appointed. If a successor custodian shall be appointed for a Portfolio by its Board, the Custodian shall, upon termination of this Agreement and receipt of Proper Instructions, deliver to the successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all cash and all securities and other financial assets of the Portfolio then held by the Custodian hereunder and shall transfer to an account of the successor custodian all of the securities and other financial assets of the Portfolio held in a U.S. Securities System or Foreign Securities System or at the Underlying Transfer Agent.

Section 17.2 No successor Appointed. If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of Proper Instructions, deliver at the office of the Custodian and transfer the cash and the securities and other financial assets of the Portfolio in accordance with the Proper Instructions.

Section 17.3 No Successor Appointed and no Proper Instructions. If no successor custodian has been appointed and no Proper Instructions have been delivered to the Custodian on or before the termination of this Agreement, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the 1940 Act and has qualifications prescribed in paragraph (1) of Section 26(a) of the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, all cash and all securities and other financial assets of the Portfolio then held by the Custodian hereunder, and to transfer to an account of the bank or trust company all of the securities and other financial assets of the Portfolio held in any U.S. Securities System or Foreign Securities System or at the Underlying Transfer Agent. The transfer will be on such terms as are contained in this Agreement or as the Custodian may otherwise reasonably negotiate with the bank or trust company. Any compensation payable to the bank or trust company, and any cost or expense incurred by the Custodian, in connection with the transfer shall be for the account of the Portfolio.

Section 17.4 Remaining property. If any cash or any securities or other financial assets of the Portfolio held by the Custodian hereunder remain held by the Custodian after the termination of this Agreement owing to the failure of the applicable Fund to provide Proper Instructions, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian holds the cash or the securities or other financial assets (the existing agreed-to compensation at the time of termination shall be one indicator of what is considered fair compensation). The provisions of this Agreement relating to the duties, exculpation and indemnification of the Custodian shall apply in favor of the Custodian during such period.

Section 17.5 Reserves. Notwithstanding the foregoing provisions of this Section 17, the Custodian may retain cash or securities or other financial assets of the Fund or Portfolio as a reserve reasonably established by the Custodian to secure the payment or performance of any obligations of the Fund or Portfolio secured by a security interest or right of recoupment or setoff in favor of the Custodian.

Section 18. Remote access services addendum. The Custodian and each Fund agree to be bound by the terms of the Remote Access Services Addendum hereto.

Section 19. Loan services addendum. If a Fund directs the Custodian in writing to perform loan services, the Custodian and the Fund will be bound by the terms of the Loan Services Addendum attached hereto. The Fund shall reimburse Custodian for its fees and expenses related thereto as agreed upon from time to time in writing by the Fund and the Custodian.

Section 20. General.

Section 20.1 Governing Law. Any and all matters in dispute between the parties hereto, whether arising from or relating to this Agreement, shall be governed by and construed in accordance with laws of the Commonwealth of Massachusetts, without giving effect to any conflict of laws rules. Likewise, the law applicable to all issues in Article 2(1) of the Hague Convention on the Law Applicable to Certain Rights in respect of Securities Held with an Intermediary is the law in force in the Commonwealth of Massachusetts.

Section 20.2 [Reserved]

Section 20.3 Prior agreements; amendments. This Agreement supersedes all prior agreements between each Fund on behalf of each of the Fund’s Portfolios and the Custodian relating to the custody of the Fund’s assets. This Agreement may be amended at any time in writing by mutual agreement of the parties hereto.

Section 20.4 Assignment; delegation. Neither this Agreement nor any rights or obligations hereunder may be assigned by (a) any Fund without the written consent of the Custodian or (b) the Custodian without the written consent of each applicable Fund. Any attempt to do so in violation of this Section shall be void. Unless specifically stated to the contrary in any written consent to an assignment, no assignment will release or discharge the assignor from any duty or responsibility under this Agreement.

Except as explicitly stated in this Agreement, nothing under this Agreement shall be construed to give any rights or benefits in this Agreement to anyone other than the Custodian and the Fund, and the duties and responsibilities undertaken pursuant to this Agreement shall be for the sole and exclusive benefit of the Custodian and the Fund. This Agreement shall inure to the benefit of, and be binding upon, the parties and their respective permitted successors and assigns.

This Agreement does not constitute an agreement for a partnership or joint venture between the Custodian and the Fund.

The Custodian shall retain the right to employ agents, subcontractors, consultants or other third parties, including, without limitation, affiliates (each, a “Delegate” and collectively, the “Delegates”) to provide or assist it in the provision of any part of the non-custodial services described herein or the discharge of any other noncustodial obligations or duties under this Agreement without the consent or approval of any Fund. The Custodian shall be responsible for the acts and omissions of any such Delegate so employed as if the Custodian had committed such acts and omissions itself. The Custodian shall be responsible for the compensation of its Delegates. Notwithstanding the foregoing, in no event shall the term Delegate include sub-custodians, Eligible Foreign Custodians, U.S. Securities Systems and Foreign Securities Systems, and the Custodian shall have no liability for their acts or omissions except as otherwise expressly provided elsewhere in this Agreement. The liability of the Custodian for the acts and omissions of sub-custodians, Eligible Foreign Custodians, U.S. Securities Systems and Foreign Securities Systems shall be as set forth in Section 14 above.

Section 20.5 Interpretive and Additional Provisions. In connection with the operation of this Agreement, the Custodian and each Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by all parties, provided that no such interpretive or additional provisions shall contravene any applicable laws or regulations or any provision of a Fund’s organic record and Prospectus. No interpretive or additional provisions made as provided in the preceding sentence shall be an amendment of this Agreement.

Section 20.6 Additional Funds and Portfolios.

20.6.1 Additional fund. If any management investment company in addition to those listed on Appendix A desires the Custodian to render services as custodian under the terms of this Agreement, the management investment company shall so notify the Custodian in writing. If the Custodian agrees in writing to provide the services, the management investment company shall become a Fund hereunder and be bound by all terms and conditions and provisions hereof including, without limitation, the representations and warranties set forth in Section 20.7 below.

20.6.2 Additional portfolio. If any Fund establishes a series in addition to the Portfolios set forth on Appendix A with respect to which the Fund desires the Custodian to render services as custodian under the terms of this Agreement, the Fund shall so notify the Custodian in writing. If the Custodian agrees in writing to provide the services, the series shall become a Portfolio hereunder.

SECTION 20.7 The parties; representations and warranties. All references in this Agreement to the “Fund” are to each of the management investment companies listed on Appendix A, and each management investment company made subject to this Agreement in accordance with Section 20.6 above, individually, as if this Agreement were between the individual Fund and the Custodian. In the case of a series organization, all references in this Agreement to the “Portfolio” are to the individual series of the series organization on behalf of the individual series. Any reference in this Agreement to “the parties” shall mean the Custodian and such other individual Fund as to which the matter pertains.

20.7.1 Fund representations and warranties. Each Fund hereby represents and warrants that (a) it is duly organized and validly existing in good standing in its jurisdiction of organization; (b) it has the requisite power and authority under applicable law and its organic record to enter into and perform this Agreement; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) no legal or administrative proceedings have been instituted or threatened which would materially impair the Fund’s ability to perform its duties and obligations under this Agreement; and (e) its entering into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it.

20.7.2 Custodian Representations and Warranties. The Custodian hereby represents and warrants that (a) it is a trust company, duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (b) it has the requisite power and authority to carry on its business in the Commonwealth of Massachusetts; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) no legal or administrative proceedings have been instituted or threatened which would materially impair the Custodian’s ability to perform its duties and obligations under this Agreement; (e) its entering into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Custodian or any law or regulation applicable to it; (f) it is in compliance with all laws applicable to it in the performance of services under this Agreement; and (g) it has and will maintain access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

Section 20.8 Notices. Any notice, instruction or other communication required to be given hereunder will, unless otherwise provided in this Agreement, be in writing and may be sent by hand, or by facsimile transmission, or overnight delivery by any recognized delivery service, to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:	c/o T. Rowe Price Associates, inc.

100 East Pratt Street

Baltimore, MD 21202

Attention: David Oestreicher, Chief Legal Officer

with a copy to:

T. Rowe Price Exchange-Traded Funds, Inc.

100 East Pratt Street

Baltimore, MD 21202

Attention: Darrell Braman, Secretary

To the Custodian:	State Street Bank and Trust Company

One Iron Street

Boston, MA, 02110

Attention: Michael Hug

Telephone: 617-662-0670

with a copy to:

State Street Bank and Trust Company

Legal Division – Global Services Americas

One Lincoln Street

Boston, MA 02111

Attention: Senior Vice President and Senior Managing Counsel

Section 20.9 Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received in electronically transmitted form.

Section 20.10 Severability; No Waiver. If any provision of this Agreement shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on any occasion or the failure of a party hereto to exercise or any delay in exercising any right or remedy under this Agreement shall not constitute a waiver of any the term, right or remedy or a waiver of any other rights or remedies, and no single or partial exercise of any right or remedy under this Agreement shall prevent any further exercise of the right or remedy or the exercise of any other right or remedy.

Section 20.11 Confidentiality. All information provided under this Agreement by or on behalf of a party (the “Disclosing Party”) to the other party (the “Receiving Party”), whether in written, electronic or oral form, including, without limitation, information regarding the Disclosing Party’s business, operations or finances (“Confidential Information”) shall be treated as confidential. For the avoidance of doubt, all portfolio holdings and trading information of the Funds shall constitute Confidential Information of the Funds. The Receiving Party shall keep confidential and protect from unauthorized disclosure or misuse the Disclosing Party’s Confidential Information with the same degree of care as it would employ with respect to its own information of like importance which it does not desire to have published or disseminated, but in no event less than a reasonable degree of care. Subject to Section 20.12 below, all Confidential Information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the business of the Receiving Party and its affiliates, including financial and operational management and reporting, risk management, and legal and regulatory compliance. The Receiving Party shall not use any Confidential Information of the Disclosing Party for the Receiving Party’s own purposes, including marketing, customer research, or market analytics, whether or not on an anonymized or aggregate basis. The Custodian shall not use any Confidential Information of the Funds for any investment or trading purpose and shall maintain policies, procedures and other measures, including a code of ethics or similar policy, consistent with industry best practices, to ensure compliance with all applicable securities laws by it and any other entity or individual with access to portfolio holdings or trading information. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any legal or regulatory proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Custodian or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement, or (e) where the party seeking to disclose has received the prior written consent of the party providing the information, which consent shall not be unreasonably withheld.

Section 20.12 Use of data.

(a)     In connection with the provision of the services and the discharge of its other obligations under this Agreement, the Custodian (which term for purposes of this Section 20.12 includes each of its parent company, branches and affiliates (“Affiliates”)) may collect and store information regarding a Fund and share such information with its Affiliates, agents and service providers in order and to the extent reasonably necessary (i) to carry out the provision of services contemplated under this Agreement and other agreements between the Fund and the Custodian or any of its Affiliates and (ii) to carry out management of its businesses, including, but not limited to, financial and operational management and reporting, risk management, legal and regulatory compliance, and internal client service management purposes of the Custodian and its Affiliates.

(b)     Except as expressly contemplated by this Agreement, nothing in this Section 20.12 shall limit the confidentiality and data-protection obligations of the Custodian and its Affiliates under this Agreement and applicable law. The Custodian shall cause any Affiliate, agent or service provider to which it has disclosed Data pursuant to this Section 20.12 to comply at all times with confidentiality and data-protection obligations as if it were a party to this Agreement.

SECTION 20.13 DATA PRIVACY. The Custodian will implement and maintain a written information security program that contains appropriate security measures to safeguard the personal information of the Fund’s shareholders, employees, directors and officers that the Custodian receives, stores, maintains, processes or otherwise accesses in connection with the provision of services hereunder. The term, “personal information”, as used in this Section, means (a) an individual’s name (first initial and last name or first name and last name), address or telephone number plus (i) Social Security number, (ii) driver’s license number, (iii) state identification card number, (iv) debit or credit card number, (v) financial account number or (vi) personal identification number or password that would permit access to a person’s account, or (b) any combination of any of the foregoing that would allow a person to log onto or access an individual’s account. The term does not include information that is lawfully obtained from publicly available information, or from federal, state or local government records lawfully made available to the general public.

Section 20.14 Reproduction of Documents. This Agreement and all schedules, addenda, exhibits, appendices, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

Section 20.15 Regulation gg. Each Fund represents and warrants that it does not engage in an “Internet gambling business,” as such term is defined in Section 233.2(r) of Federal Reserve Regulation GG (12 CFR 233) and covenants that it shall not engage in an Internet gambling business. In accordance with Regulation GG, each Fund is hereby notified that “restricted transactions,” as such term is defined in Section 233.2(y) of Regulation GG, are prohibited in any dealings with the Custodian pursuant to this Agreement or otherwise between or among any party hereto.

Section 20.16 Shareholder Communications Election. SEC Rule 14b-2 requires banks that hold securities, as that term is used in federal securities laws, for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, as may be applicable, the Custodian needs each Fund to indicate whether it authorizes the Custodian to provide such Fund’s name, address, and share position to requesting companies whose securities the Fund owns. If a Fund tells the Custodian “no,” the Custodian will not provide this information to requesting companies. If a Fund tells the Custodian “yes” or does not check either “yes” or “no” below, the Custodian is required by the rule, as applicable, to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For a Fund’s protection, the Rule, as applicable, prohibits the requesting company from using the Fund’s name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES ☐ The Custodian is authorized to release the Fund’s name, address, and share positions.

NO  ☒ The Custodian is not authorized to release the Fund’s name, address, and share positions.

Section 20.17 Limited Liability of Funds. The obligations of the Funds under this Agreement are not binding upon any of the directors, officers, employees, agents or shareholders of the Funds individually, but bind only the property of a relevant Portfolio and no other Fund of a Portfolio. The Custodian agrees to look solely to the assets of the applicable Portfolio for the satisfaction of any liability in respect of the Fund under this Agreement and will not seek recourse against such directors, officers, employees, agents or shareholders, or any of them, or any of their personal assets for such transaction.

Signature Page

_________________

In Witness Whereof, each of the parties has caused this Agreement to be executed in its name and behalf by its duly authorized representative under seal as of the date first above-written.

EACH OF THE T. ROWE PRICE MANAGEMENT INVESTMENT COMPANIES AND SERIES SET FORTH ON APPENDIX A HERETO

By:	/s/ Darrell Braman
Name: Darrell Braman Title: Secretary

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name: Andrew Erickson
Title: Executive Vice President

1

APPENDIX A

to

Master Custodian Agreement

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Growth Stock ETF

1

April 28, 2021

State Street Bank and Trust Company

One Iron Street

Boston, MA, 02110

Attention: Michael Hug

Re: T. Rowe Price US Equity Research ETF (the “Fund”)

Ladies and Gentlemen:

In accordance with Section 20.6.1, the Additional Fund provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), the Fund identified above hereby notifies State Street that it desires State Street to act as Custodian for the Fund under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,
T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC. on behalf of:
T. ROWE PRICE US EQUITY RESEARCH ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Nancy M. Stokes
Name:	Nancy M. Stokes
Title:	Senior Vice President, Duly Authorized

Effective Date: April 28, 2021

1

Exhibit A

Appendix A

To

Master Custodian Agreement

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price US Equity Research ETF

1

July 15, 2021

State Street Bank and Trust Company

One Iron Street

Boston, MA, 02110

Attention: Michael Hug

Re: T. Rowe Price QM U.S. Bond ETF, T. Rowe Price Total Return ETF, T. Rowe Price Ultra Short-Term Bond ETF (the “Funds”)

Ladies and Gentlemen:

In accordance with Section 20.6.1, the Additional Fund provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), each of the Funds identified above hereby notifies State Street that it desires State Street to act as Custodian for the Fund under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Funds.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

on behalf of:

T. Rowe Price QM U.S. Bond ETF, T. Rowe Price Total Return ETF, T. Rowe Price Ultra Short-Term Bond ETF

By:	/s/ Fran Pollack Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Nancy M. Stokes
Name:	Nancy M. Stokes
Title:	Senior Vice President, Duly Authorized

Effective Date: September 28, 2021

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

1

July 4, 2022

State Street Bank and Trust Company

One Iron Street

Boston, MA, 02110

Attention: Michael Hug

Re: T. Rowe Price Floating Rate ETF, T. Rowe Price U.S. High Yield ETF (the “Funds”)

Ladies and Gentlemen:

In accordance with Section 20.6.1, the Additional Fund provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), each of the Funds identified above hereby notifies State Street that it desires State Street to act as Custodian for the Fund under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, its representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Funds.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

on behalf of:

T. Rowe Price Floating Rate ETF, T. Rowe Price U.S. High Yield ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey Groves
Name:	Corey Groves
Title:	Managing Director, Duly Authorized

Effective Date: July 14, 2022

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

1

January 30, 2023

State Street Bank and Trust Company

One Iron Street

Boston, MA, 02110

Attention: Michael Hug

Re: T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price International Equity ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price Value ETF (the “Portfolios”)

To Whom It May Concern:

In accordance with Section 20.6.2, the Additional Portfolio provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), T. Rowe Price Exchange-Traded Funds, Inc. (the “Fund”) hereby notifies State Street that it desires State Street to act as Custodian for the each of the Portfolios identified above under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, the representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

on behalf of:

T. Rowe Price Core Equity ETF, T. Rowe Price Growth ETF, T. Rowe Price International Equity ETF, T. Rowe Price Small-Mid Cap ETF, and T. Rowe Price Value ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey Groves
Name:	Corey Groves
Title:	Managing Director, Duly Authorized

Effective Date: February 7, 2023

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Core Equity ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price International ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

April 12, 2023

State Street Bank and Trust Company

One Iron Street

Boston, MA 02210

Attention: Michael Hug, Vice President

Re: T. Rowe Price Exchange-Traded Funds, Inc. – T. Rowe Price Capital Appreciation Equity ETF (formerly, T. Rowe Price Core Equity ETF)

To Whom It May Concern:

Reference is hereby made that certain Master Custodian Agreement dated March 6, 2020 (the “Custody Agreement”), by and between State Street Bank and Trust Company (“State Street”) and each T. Rowe Price management investment company and series set forth on Appendix A thereto that certain Transfer Agency Services Agreement dated March 6, 2020 (the “TA Agreement”), by and between State Street and T. Rowe Price Exchange-Traded Funds, Inc. (the “Corporation”), and that certain Sub-Administration Agreement dated March 6, 2020 (the “Sub-Administration Agreement”), by and between State Street and T. Rowe Price Associates, Inc. (the “Advisor”) (the Custody Agreement, the TA Agreement, and the Sub-Administration Agreement collectively, the “Agreements”). Whereas pursuant to certain letter agreements among the parties to the Agreements, T. Rowe Price Core Equity ETF (the “ETF”), a series of the Corporation, was added to the Custody Agreement as a “Portfolio” (as defined therein), to the TA Agreement as a “Fund” (as defined therein), and to the Sub-Administration Agreement as a “Fund” (as defined therein). The Corporation and the Adviser hereby provide notice to State Street that an article of amendment has been filed and the ETF has undergone the following name change:

Original Name: T. Rowe Price Core Equity ETF

New Name: T. Rowe Price Capital Appreciation Equity ETF

Please indicate your acknowledgement of the foregoing by executing this letter agreement and returning a copy to the Corporation and the Adviser.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

T. ROWE PRICE ASSOCIATES, INC.

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

1

Acknowledged and Agreed:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey Groves
Name:	Corey Groves
Title:	Managing Director, Duly Authorized

Date:	April 18, 2023

2

April 3, 2024

State Street Bank and Trust Company

One Congress Street

Boston, MA, 02114

Attention: Corey Groves

Re: T. Rowe Price Intermediate Municipal Income ETF (the “Portfolio”)

To Whom It May Concern:

In accordance with Section 20.6.2, the Additional Portfolio provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), T. Rowe Price Exchange-Traded Funds, Inc. (the “Fund”) hereby notifies State Street that it desires State Street to act as Custodian for the Portfolio identified above under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, the representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,

Each management investment company identified on Appendix A

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey Groves
Name:	Corey Groves
Title:	Managing Director, Duly Authorized

Effective Date: April 12, 2024

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

July 18, 2024

State Street Bank and Trust Company

One Congress Street

Boston, MA, 02114

Attention: Corey Groves

Re: T. Rowe Price Technology ETF (the “Portfolio”)

To Whom It May Concern:

In accordance with Section 20.6.2, the Additional Portfolio provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), T. Rowe Price Exchange-Traded Funds, Inc. (the “Fund”) hereby notifies State Street that it desires State Street to act as Custodian for the Portfolio identified above under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, the representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

on behalf of:

T. ROWE PRICE TECHNOLOGY ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey A Groves
Name:	Corey A Groves
Title:	Managing Director, Duly Authorized

Effective Date: July 18, 2024

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price US Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

December 13, 2024

State Street Bank and Trust Company

One Congress Street

Boston, MA, 02114

Attention: Corey Groves

Re: T. Rowe Price Capital Appreciation Premium Income ETF and T. Rowe Price Hedged Equity ETF (the “Portfolios”)

To Whom It May Concern:

In accordance with Section 20.6.2, the Additional Portfolio provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), T. Rowe Price Exchange-Traded Funds, Inc. (the “Fund”) hereby notifies State Street that it desires State Street to act as Custodian for the Portfolio identified above under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, the representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

On behalf of:

T. ROWE PRICE CAPITAL APPRECIATION PREMIUM INCOME ETF and

T. ROWE PRICE HEDGED EQUITY ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey A Groves
Name:	Corey A Groves
Title:	Managing Director, Authorized Signer

Effective Date: December 13, 2024

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

March 27, 2025

State Street Bank and Trust Company

One Congress Street

Boston, MA, 02114

Attention: Corey Groves

Re: T. Rowe Price Financials ETF, T. Rowe Price Global Equity ETF, T. Rowe Price Health Care ETF, T. Rowe Price International Equity Research ETF, and T. Rowe Price Natural Resources ETF (the “Portfolios”)

To Whom It May Concern:

In accordance with Section 20.6.2, the Additional Portfolio provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), T. Rowe Price Exchange-Traded Funds, Inc. (the “Fund”) hereby notifies State Street that it desires State Street to act as Custodian for the Portfolios identified above under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, the representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

On behalf of:

T. ROWE PRICE FINANCIALS ETF, T. ROWE PRICE GLOBAL EQUITY ETF, T. ROWE PRICE HEALTH CARE ETF, T. ROWE PRICE INTERNATIONAL EQUITY RESEARCH ETF, and T. ROWE PRICE NATURAL RESOURCES ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey A Groves
Name:	Corey A Groves
Title:	Managing Director, Authorized Signer

Effective Date: March 27, 2025

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc.

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Financials ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Global Equity ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Health Care ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price International Equity Research ETF

T. Rowe Price Natural Resources ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2

September 22, 2025

State Street Bank and Trust Company

One Congress Street

Boston, MA, 02114

Attention: Corey Groves

Re: T. Rowe Price Active Core International Equity ETF, T. Rowe Price Active Core U.S. Equity ETF, T. Rowe Price Emerging Markets Equity Research ETF, T. Rowe Price High Income Municipal ETF, T. Rowe Price Innovation Leaders ETF, T. Rowe Price Long Municipal Income ETF, T. Rowe Price Multi-Sector Income ETF, and T. Rowe Price Short Municipal Income ETF “Portfolios”)

To Whom It May Concern:

In accordance with Section 20.6.2, the Additional Portfolio provision, of the Master Custodian Agreement dated as of March 6, 2020, as amended, modified, or supplemented from time to time (the “Agreement”), by and between each management investment company identified on Appendix A thereto, and State Street Bank and Trust Company (“State Street”), T. Rowe Price Exchange-Traded Funds, Inc. (the “Fund”) hereby notifies State Street that it desires State Street to act as Custodian for the Portfolios identified above under the terms of the Agreement, and that Appendix A to the Agreement is hereby amended and restated as set forth on Exhibit A attached hereto. In connection with such request, the undersigned Fund hereby confirms, as of the date hereof, the representations and warranties set forth in Section 20.7.1 of the Agreement.

Please indicate your acceptance of and agreement to the foregoing by executing this letter agreement and returning a copy to the Fund.

Sincerely,

T. ROWE PRICE EXCHANGE-TRADED FUNDS, INC.

On behalf of:

T. ROWE PRICE ACTIVE CORE INTERNATIONAL EQUITY ETF, T. ROWE PRICE ACTIVE CORE U.S. EQUITY ETF, T. ROWE PRICE EMERGING MARKETS EQUITY RESEARCH ETF, T. ROWE PRICE HIGH INCOME MUNICIPAL ETF, T. ROWE PRICE INNOVATION LEADERS ETF, T. ROWE PRICE LONG MUNICIPAL INCOME ETF, T. ROWE PRICE MULTI-SECTOR INCOME ETF, and T. ROWE PRICE SHORT MUNICIPAL INCOME ETF

By:	/s/ Fran Pollack-Matz
Name:	Fran Pollack-Matz
Title:	Vice President

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Corey A Groves
Name:	Corey A Groves
Title:	Managing Director, Authorized Signer

Effective Date: September 22, 2025

1

[Appendix A]

T. Rowe Price Management Investment Companies Registered with the Sec and Portfolios thereof, If Any

T. Rowe Price Exchange-Traded Funds, Inc. on behalf of its series,

T. Rowe Price Active Core International Equity ETF

T. Rowe Price Active Core U.S. Equity ETF

T. Rowe Price Blue Chip Growth ETF

T. Rowe Price Capital Appreciation Equity ETF

T. Rowe Price Capital Appreciation Premium Income ETF

T. Rowe Price Dividend Growth ETF

T. Rowe Price Emerging Markets Equity Research ETF

T. Rowe Price Equity Income ETF

T. Rowe Price Financials ETF

T. Rowe Price Floating Rate ETF

T. Rowe Price Global Equity ETF

T. Rowe Price Growth ETF

T. Rowe Price Growth Stock ETF

T. Rowe Price Health Care ETF

T. Rowe Price Hedged Equity ETF

T. Rowe Price High Income Municipal ETF

T. Rowe Price Innovation Leaders ETF

T. Rowe Price Intermediate Municipal Income ETF

T. Rowe Price International Equity ETF

T. Rowe Price International Equity Research ETF

T. Rowe Price Long Municipal Income ETF

T. Rowe Price Multi-Sector Income ETF

T. Rowe Price Natural Resources ETF

T. Rowe Price QM U.S. Bond ETF

T. Rowe Price Short Municipal Income ETF

T. Rowe Price Small-Mid Cap ETF

T. Rowe Price Technology ETF

T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

T. Rowe Price U.S. Equity Research ETF

T. Rowe Price U.S. High Yield ETF

T. Rowe Price Value ETF

2